EX-28.h.3.a
EXHIBIT A
to the Expense Limitation Agreement between
NATIONWIDE VARIABLE INSURANCE TRUST
and
NATIONWIDE FUND ADVISORS
Effective May 1, 2007;
Amended May 1, 2010*†

			Expenses Excluded
			for Purposes of
			“Fund Operating
			Expenses” in
Name of Fund	Expense Limitation for Fund		Section 1.1
NVIT U.S. Growth Leaders Fund††	Class I	0.93%	See (2) Below
	Class II	0.93%
	Class III	0.93%

NVIT Nationwide Leaders Fund††	Class I	0.95%	See (2) Below
	Class II	0.95%
	Class III	0.95%

NVIT Technology and Communications Fund††	Class I	1.03%	See (2) Below
	Class II	1.03%
	Class III	1.03%
	Class VI	1.03%

NVIT S&P 500 Index Fund	Class I	0.23%	See (1) Below
	Class II	0.23%
	Class IV	0.23%
	Class Y	0.23%

			Expenses Excluded
			for Purposes of
			“Fund Operating
			Expenses” in
Name of Fund	Expense Limitation for Fund		Section 1.1
NVIT Small Cap Index Fund	Class II	0.30%	See (1) Below
	Class Y	0.30%

	Class II	4.00%**
	Class Y	4.00%**

NVIT Mid Cap Index Fund	Class I	0.32%	See (1) Below
	Class II	0.32%
	Class III	0.32%
	Class Y	0.32%

NVIT International Index Fund	Class II	0.37%	See (1) Below
	Class VI	0.37%
	Class VIII	0.37%
	Class Y	0.37%

	Class VI	4.00%**
	Class Y	4.00%**

NVIT Bond Index Fund	Class II	0.32%	See (1) Below
	Class Y	0.32%

	Class II	4.00%**
	Class Y	4.00%**

NVIT Developing Markets Fund	Class I	1.20%	See (2) Below
	Class II	1.20%

NVIT Emerging Markets Fund	Class I	1.20%	See (2) Below
	Class II	1.20%
	Class III	1.20%
	Class VI	1.20%
	Class Y	1.20%

NVIT Enhanced Income Fund	Class II	0.45%	See (2) Below
	Class Y	0.45%

NVIT Multi-Manager Large Cap Growth Fund	Class I	0.75%	See (2) Below
	Class II	0.75%
	Class Y	0.75%
NVIT Multi-Manager Mid Cap Growth Fund	Class I	0.82%	See (2) Below
	Class II	0.82%
	Class Y	0.82%
NVIT Multi-Manager International Growth Fund	Class I	0.96%	See (2) Below
	Class II	0.96%
	Class III	0.96%
	Class VI	0.96%
	Class Y	0.96%
NVIT Core Plus Bond Fund	Class I	0.55%	See (2) Below
	Class II	0.55%
	Class Y	0.55%

			Expenses Excluded
			for Purposes of
			“Fund Operating
			Expenses” in
Name of Fund	Expense Limitation for Fund		Section 1.1
Neuberger Berman NVIT Socially Responsible Fund	Class I	0.78%	See (2) Below
	Class II	0.78%
	Class Y	0.78%
NVIT Cardinal Conservative Fund	Class I	0.28%	See (2) Below
	Class II	0.28%
NVIT Cardinal Moderately Conservative Fund	Class I	0.25%	See (2) Below
	Class II	0.25%
NVIT Cardinal Balanced Fund	Class I	0.25%	See (2) Below
	Class II	0.25%
NVIT Cardinal Moderate Fund	Class I	0.25%	See (2) Below
	Class II	0.25%
NVIT Cardinal Capital Appreciation Fund	Class I	0.25%	See (2) Below
	Class II	0.25%
NVIT Cardinal Moderately Aggressive Fund	Class I	0.25%	See (2) Below
	Class II	0.25%
NVIT Cardinal Aggressive Fund	Class I	0.28%	See (2) Below
	Class II	0.28%
NVIT Multi-Manager Mid Cap Value Fund	Class I	0.81%	See (2) Below
	Class II	0.81%
	Class Y	0.81%
NVIT Multi-Manager Large Cap Value Fund	Class I	0.77%	See (2) Below
	Class II	0.77%
	Class Y	0.77%
AllianceBernstein NVIT Global Fixed Income Fund	Class I	0.58%	See (2) Below
	Class II	0.58%
	Class III	0.58%
	Class VI	0.58%
	Class Y	0.58%
Oppenheimer NVIT Large Cap Growth Fund	Class I	0.50%	See (2) Below
	Class II	0.50%
	Class Y	0.50%
American Century NVIT Multi Cap Value Fund	Class I	0.67%	See (2) Below
	Class II	0.67%
	Class Y	0.67%
Templeton NVIT International Value Fund	Class I	0.87%	See (2) Below
	Class II	0.87%
	Class III	0.87%
	Class VI	0.87%
	Class Y	0.87%
NVIT Investor Destinations Capital Appreciation Fund	Class II	0.28%	See (2) Below
	Class VI	0.28%
NVIT Investor Destinations Balanced Fund	Class II	0.28%	See (2) Below
	Class VI	0.28%

NVIT Health Sciences Fund††	Class I	1.05%	See (2) Below
	Class II	1.05%
	Class III	1.05%
	Class VI	1.05%

NVIT Global Financial Services Fund††	Class I	1.05%	See (2) Below
	Class II	1.05%
	Class III	1.05%

			Expenses Excluded
			for Purposes of
			“Fund Operating
			Expenses” in
Name of Fund	Expense Limitation for Fund		Section 1.1
Gartmore NVIT Global Utilities Fund††	Class I	0.85%	See (2) Below
	Class II	0.85%
	Class III	0.85%

Gartmore NVIT Worldwide Leaders Fund	Class I	1.05%	See(2) Below
	Class II	1.05%
	Class III	1.05%
	Class VI	1.05%

NVIT Multi Sector Bond Fund	Class I	0.85%	See(2) Below
	Class III	0.85%
NVIT Multi-Manager Small Cap Growth Fund	Class I	1.17%	See(2) Below
	Class II	1.17%
	Class III	1.17%
	Class Y	1.17%

(1)	Interest, taxes, brokerage commissions, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary[1] expenses not incurred in the ordinary course of the Fund’s business.

(2)	Interest, taxes, brokerage commissions and other costs incurred in connection with the purchase and sale of portfolio securities, Rule 12b-1 fees, fees paid pursuant to an Administrative Services Plan, short sale dividend expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, expenses incurred by the Fund in connection with any merger or reorganization and other non-routine expenses not incurred in the ordinary course of the Fund’s business.

[1]	non-routine

*	As approved at the March 11, 2010 Board meeting.

**	Effective until at least March 1, 2011.

†	Effective through April 30, 2011.
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IN WITNESS WHEREOF, the parties have caused this Amended Exhibit A to be signed by their respective officers thereunto duly authorized and their respective corporate seals to be hereunto affixed, as of the day and year first above written.

NATIONWIDE VARIABLE INSURANCE TRUST
By:
Name:
Title:

NATIONWIDE FUND ADVISORS
By:
Name:
Title: